Exhibit 10.16

ADDENDUM TO CREDIT LINE AGREEMENT

This Addendum to Credit Line Agreement (the "Addendum") dated as of October 14, 2014, is made by and among Check-Cap Ltd. (the "Company") and the Lenders listed in the Agreement, as defined below (each, a "Lender" and collectively, the "Lenders"). Each Lender and the Company separately, a "Party" and together, the "Parties".

WHEREAS,
the Parties are parties to that certain Credit Line Agreement, dated August 20, 2014 (the "Agreement"). Capitalized terms used, but not defined herein, shall have the meaning ascribed to such terms in the Agreement, of which this Addendum constitutes an integral part; and

WHEREAS,	the Parties desire to clarify and amend certain provisions in the Agreement, as more fully set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The Agreement shall be clarified and amended as follows:

(a)
In Section 6 of the Agreement, the words "the Fifth Amended and Restated Articles of Association" in the second sentence, shall be deleted in their entirety and replaced by the words "the Sixth Amended and Restated Articles of Association." Accordingly, Exhibit 6(a) of the Agreement shall be replaced with the Sixth Amended and Restated Articles of Association in the form attached hereto as Exhibit A.

(b)
Section 7.2.3 of the Agreement shall be amended and restated to read in its entirety as follows: "The Company, the Lenders and the parties to the Amended and Restated Shareholders’ Agreement dated March 17, 2011 (either as an original signatory or by virtue of a joinder thereto) shall execute and deliver the Amended Shareholders' Agreement."

(c)
In Section 10.2.2 of the Agreement, the words "907,154,180 Ordinary Shares" in subsection (i) shall be deleted in their entirety and replaced with the words "867,154,180 Ordinary Shares," and the words "5,000,000 Preferred D3 Shares" in subsection (ix) shall be deleted in their entirety and replaced with the words "45,000,000 Preferred D3 Shares."

(d)
Section 11.3 of the Agreement shall be amended and restated to read in its entirety as follows: "The Lender is either (i) an "accredited investor" as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder; or (ii) outside the United States and is not a "U.S. Person," as such term is defined in Rule 902 of Regulation S under the Securities Act."

(e)
In Section 2.2 of Exhibit 4.2 of the Agreement (Automatic Conversion Upon an M&A Event), the last sentence in the first paragraph shall be amended and restated to read in its entirety as follows: "In the event that during the period commencing on the Effective Date and ending on the closing of the M&A event, the Company shall not have issued shares to New Investors against equity investment in the Company, then the Preferred D-3 Shares of the Company shall be deemed the M&A Senior Shares and the M&A Conversion Price shall be equal to the lower of (i) a price per share reflecting a 25% discount on the original issued price of the Preferred D-3 Shares; and (ii) a price per share reflecting a 25% discount on the lowest price per share consideration paid with respect to the Preferred D-3 Shares in the M&A Event."

2.
Except as otherwise provided herein, the provisions of the Agreement (including its exhibits and schedules) shall remain in full force and effect. In the event of any inconsistency between the provisions of this Addendum and the terms of the Agreement, the provisions of this Addendum will prevail.

3.
This Addendum may be signed in counterparts and delivered electronically or via facsimile, each such counterpart (whether delivered electronically, via facsimile or otherwise), when executed, shall be deemed an original and all of which together constitute one and the same agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have signed this Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE COMPANY:

Check-Cap Ltd. By _________________________ Name: _________________________ Title: _________________________

[Company Signature Page to Addendum to Credit Line Agreement]

IN WITNESS WHEREOF, the Parties have signed this Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE COMPANY:

Shanghai Fosun Pharmaceutical Group Co. Ltd. By: _________________________ Name: _________________________ Title: _________________________	Counterpoint Ventures Fund II LP By: _________________________ Name: _________________________ Title: _________________________
Pontifax (Cayman) II L.P. By: _________________________ Name: _________________________ Title: _________________________	Pontifax (Israel) II Individual Investors L.P. By: _________________________ Name: _________________________ Title: _________________________
Pontifax (Israel) II L.P. By: _________________________ Name: _________________________ Title: _________________________	Docor International BV By: _________________________ Name: _________________________ Title: _________________________
Bart Superannuation Pty Ltd. By: _________________________ Name: _________________________ Title: _________________________	Joshua Ehrlich By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 1 to Addendum to Credit Line Agreement]

IN WITNESS WHEREOF, the Parties have signed this Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE LENDERS:

Nir Grinberg By: _________________________ Name: _________________________ Title: _________________________	DPC Big Bay Properties Trust By: _________________________ Name: _________________________ Title: _________________________
Avraham Kuzitsky By: _________________________ Name: _________________________ Title: _________________________	Pinchas Dekel By: _________________________ Name: _________________________ Title: _________________________
Minrav Holdings Ltd. By: _________________________ Name: _________________________ Title: _________________________	Sharon Zaworbach By: _________________________ Name: _________________________ Title: _________________________
Moshe Haviv By: _________________________ Name: _________________________ Title: _________________________	H.M.L.K Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 2 to Addendum to Credit Line Agreement]

IN WITNESS WHEREOF, the Parties have signed this Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE LENDERS:

Yossi Smira By: _________________________ Name: _________________________ Title: _________________________	Capital Point Ltd. By: _________________________ Name: _________________________ Title: _________________________
Emil Mor- Business & Financial Consulting Ltd. By: _________________________ Name: _________________________ Title: _________________________	Norman Jackson By: _________________________ Name: _________________________ Title: _________________________
Shevlin Ciral By: _________________________ Name: _________________________ Title: _________________________	Scott Jackson By: _________________________ Name: _________________________ Title: _________________________
GE Ventures Limited By: _________________________ Name: _________________________ Title: _________________________	Dor Benvenisty By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 3 to Addendum to Credit Line Agreement]

IN WITNESS WHEREOF, the Parties have signed this Addendum to Credit Line Agreement as of the date first hereinabove set forth.

THE LENDERS:

Uri Perelman By: _________________________ Name: _________________________ Title: _________________________	Everest Fund L.P. By: _________________________ Name: _________________________ Title: _________________________
Harmony (Ben Dov) Ltd. By: _________________________ Name: _________________________ Title: _________________________	Beetson Nominees (Panama) Inc. By: _________________________ Name: _________________________ Title: _________________________
Red Car Group By: _________________________ Name: _________________________ Title: _________________________	Yossi Avraham By: _________________________ Name: _________________________ Title: _________________________

[Lenders Signature Page 4 to Addendum to Credit Line Agreement]